VK-HYM–STATSUP-1

Statutory Prospectus Supplement dated December 7, 2018

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, C and Y shares of the Fund listed below:

Invesco High Yield Municipal Fund

The Fund will open to all investors effective as of the open of business on December 20, 2018.

The following sentence is deleted on the front cover of the Prospectus:

“As of the open of business on October 2, 2017, the Fund limited public sales of its shares to certain investors.”

The information appearing under the heading “Other Information – Limited Fund Offering” is deleted in its entirety.

VK-HYM-STATSUP-1

ATEF-STATSUP-1

Statutory Prospectus Supplement dated December 7, 2018

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class R5 and R6 shares of the Fund listed below:

Invesco High Yield Municipal Fund

The Fund will open to all investors effective as of the open of business on December 20, 2018.

The following sentence is deleted on the front cover of the Prospectus:

“As of the open of business on October 2, 2017, Invesco High Yield Municipal Fund limited public sales of its shares to certain investors. Invesco High Yield Municipal Fund may also accept investments by 529 college savings plans managed by the Adviser during this limited offering.”

The information appearing under the heading “Other Information – Limited Fund Offering (Invesco High Yield Municipal Fund)” is deleted in its entirety.

ATEF-STATSUP-1